SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

1895 Bancorp of Wisconsin, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

July 18, 2022

Dear Fellow Stockholder:

The 2022 Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, August 26, 2022, at 10:00 a.m., Central time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of 1895 Bancorp of Wisconsin, Inc. Also enclosed for your review is our Annual Report for the year ended December 31, 2021, which contains information concerning our activities and operating performance. Our directors and executive officers, as well as a representative of our independent registered public accounting firm, are expected to be present at the annual meeting to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of two directors, the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2022 and the approval of the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of 1895 Bancorp of Wisconsin, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card or submit your proxy online following the instructions on the proxy card as soon as possible. This will not prevent you from attending the meeting and voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote is important, regardless of the number of shares that you own.

As part of our precautions regarding the COVID-19 outbreak and the potential for emergency orders limiting gatherings of people and closing places of business, we are planning for the possibility that the annual meeting may be held solely or in part by means of remote communication. If we decide to hold the annual meeting by means of remote communication, we will announce the decision to do so in advance, including details on how to participate in a virtual meeting, in a press release and/or in a Current Report on Form 8-K that we file with the U.S. Securities and Exchange Commission, which will also be posted on our website at www.pyramaxbank.com on the “Investor Relations” page under “SEC Filings.” If we conduct the annual meeting as a virtual meeting, you will need the control number included on your proxy card in order to access and participate in the meeting.

Our Proxy Statement and the 2021 Annual Report are available at: www.cstproxy.com/1895bancorpofwisconsin/2022.

Sincerely,

/s/ Richard B. Hurd
Richard B. Hurd
Chief Executive Officer

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 26, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. will be held at the office of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, August 26, 2022 at 10:00 a.m., Central time.

A Proxy Card and Proxy Statement for the annual meeting are enclosed. The annual meeting is for the purpose of considering and acting upon:

1.	the election of two directors;

2.	the ratification of the appointment of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2022;

3.	the approval of the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on June 28, 2022 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

Each stockholder, whether he or she plans to attend the annual meeting, is requested to sign, date and return the enclosed proxy card without delay in the enclosed postage-paid envelope. Any proxy given by the stockholder may be revoked at any time before it is voted. A proxy may be revoked by filing with the Corporate Secretary of 1895 Bancorp of Wisconsin, Inc. a written revocation or a duly executed proxy card bearing a later date. Any stockholder present at the annual meeting may revoke his or her proxy and vote personally on each matter brought before the annual meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote in person at the annual meeting. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

By Order of the Board of Directors

/s/ Monica Baker Monica Baker Corporate Secretary

Greenfield, Wisconsin

July 18, 2022

Important: the prompt return of proxies will save the expense of further requests for proxies. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

Important notice regarding the availability of proxy materials: the proxy statement, including the notice of the annual meeting of stockholders, and 1895 Bancorp of Wisconsin, Inc.’s annual report for the year ended December 31, 2021 are each available on the internet at www.cstproxy.com/1895bancorpofwisconsin/2022.

PROXY STATEMENT

1895 Bancorp of Wisconsin, Inc.

7001 West Edgerton Avenue

Greenfield, Wisconsin 53220

(414) 421-8200

ANNUAL MEETING OF STOCKHOLDERS

August 26, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the offices of PyraMax Bank, FSB located at 7001 West Edgerton Avenue, Greenfield, Wisconsin on Friday, August 26, 2022 at 10:00 a.m., Central time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about July 18, 2022.

In light of the ongoing COVID-19 outbreak and the potential for emergency orders restricting or prohibiting in-person gatherings, we are planning for the possibility that the annual meeting may be held solely or in part by means of remote communication. If we decide to hold the annual meeting by means of remote communication, we will announce the decision to do so in advance, including details on how to participate in a virtual meeting, in a press release and/or in a Current Report on Form 8-K that we file with the U.S. Securities and Exchange Commission, which will also be posted on our website at www.pyramaxbank.com on the “Investor Relations” page under “SEC Filings.” If we conduct the annual meeting as a virtual meeting, you will need the control number included on your proxy card in order to access and participate in the meeting.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of 1895 Bancorp of Wisconsin, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of each of the nominees for director named herein, “FOR” the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2022, and “FOR” the approval of the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of 1895 Bancorp of Wisconsin, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the instructions to submit your proxy via the Internet on the enclosed proxy card, or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you have any questions about voting your proxy or require assistance, please call Monica Baker, Corporate Secretary, at (414) 421-8200.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the annual meeting.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock. We have retained Laurel Hill Advisory Group, LLC (“Laurel Hill”) to assist us in soliciting proxies, and we have agreed to pay Laurel Hill a fee of $6,000 plus out-of-pocket expenses and charges for telephone calls made and received in connection with the solicitation.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of 1895 Bancorp of Wisconsin, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on June 28, 2022 are entitled to one vote for each share then held. As of June 28, 2022, there were 6,372,641 shares of common stock issued and outstanding.

1895 Bancorp of Wisconsin, Inc.’s Articles of Incorporation provide that, subject to certain exceptions, record holders of 1895 Bancorp of Wisconsin, Inc.’s stock may not directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of equity security of 1895 Bancorp of Wisconsin, Inc. and that any shares acquired in excess of this limit will not be entitled to be voted and will not be counted as voting stock in connection with any matters submitted to the stockholders for a vote.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of June 28, 2022, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220.

Persons Owning Greater than 5%	Shares of Common Stock Beneficially Owned as of June 28, 2022(1)		Percent of Shares of Common Stock Outstanding(2)
Delaware Charter Guarantee & Trust Company dba Principal Trust Company as Directed Trustee for the PyraMax Bank 401(k) Savings Plan and PyraMax Bank Employee Stock Ownership Plan	578,649		9.08%
7001 West Edgerton Avenue Greenfield, WI 53220
AllianceBernstein L.P.	543,591	(3)	8.53%
1345 Avenue of the Americas New York, NY 10105
M3 Funds, LLC	338,968	(4)	5.32%
10 Exchange Place, Suite 510 Salt Lake City, Utah 84111
Directors
Monica Baker	37,983	(5)	*
David Ball	21,205	(6)	*
Darrell Francis	28,701	(7)	*
Richard B. Hurd	90,359	(8)	1.41%
Joseph Murphy	21,135	(9)	*
James Spiegelberg	21,635	(10)	*
John Talsky	12,554	(11)	*
Gary Zenobi	16,844	(12)	*
Executive Officers who are not Directors
Steven T. Klitzing	8,271	(13)	*
Daniel K. Kempel	8,217	(14)	*
Thomas Peterson	18,811	(15)	*
All directors and officers as a group (11 persons)	285,715		4.41%

*	Represents less than 1% of outstanding common stock.
(1)

In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of 1895 Bancorp of Wisconsin, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from June 28, 2022. At June 28, 2022, there were 99,138 outstanding options to purchase shares of 1895 Bancorp of Wisconsin, Inc. common stock, all of which could be exercised within 60 days. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of 1895 Bancorp of Wisconsin, Inc. common stock.

(2)	Based on a total of 6,372,641 shares of common stock outstanding as of June 28, 2022.
(3)	Based on a Schedule 13G filed with the SEC on February 14, 2022 by AllianceBernstein L.P.
(4)	Based on a Schedule 13G filed with the SEC on May 19, 2022 by M3 Funds, LLC.
(5)

Includes 4,308 shares held through Ms. Baker’s 401(k) plan, 1,756 shares allocated to Ms. Baker’s ESOP account, 10,546 shares of unvested restricted stock over which Ms. Baker has sole voting power but no investment power and 17,375 shares that could be acquired through the exercise of vested stock options.

(6)

Includes 12,041 shares of unvested restricted stock over which Mr. Ball has sole voting power but no investment power and 7,463 shares that could be acquired through the exercise of vested stock options.

(7)

Includes 16,147 shares held by a deferred compensation plan, 3,766 shares of unvested restricted stock over which Mr. Francis has sole voting power but no investment power and 6,278 shares that could be acquired through the exercise of vested stock options.

(8)

Includes 27,479 shares held through Mr. Hurd’s 401(k) plan, 1,787 shares allocated to Mr. Hurd’s ESOP account, 18,559 shares of unvested restricted stock over which Mr. Hurd has sole voting power but no investment power, and 31,064 shares that could be acquired through the exercise of vested stock options.

(9)

Includes 3,766 shares of unvested restricted stock over which Mr. Murphy has sole voting power but no investment power and 6,278 shares that could be acquired through the exercise of vested stock options.

(10)

Includes 9,081 shares held by a deferred compensation plan, 3,766 shares of unvested restricted stock over which Mr. Spiegelberg has sole voting power but no investment power and 6,278 shares that could be acquired through the exercise of vested stock options.

(11)

Includes 3,766 shares of unvested restricted stock over which Mr. Talsky has sole voting power but no investment power and 6,278 shares that could be acquired through the exercise of vested stock options.

(12)

Includes 4,290 shares held by a deferred compensation plan, 3,766 shares of unvested restricted stock over which Mr. Zenobi has sole voting power but no investment power and 6,278 shares that could be acquired through the exercise of vested stock options.

(13)	Includes 7,371 shares of unvested restricted stock over which Mr. Klitzing has sole voting power but no investment power.
(14)

Includes 2,487 shares held through Mr. Kempel’s 401(k) plan, 792 shares allocated to Mr. Kempel’s ESOP account, 1,579 shares of unvested restricted stock over which Mr. Kempel has sole voting power but no investment power and 2,632 shares that could be acquired through the exercise of vested stock options.

(15)

Includes 1,656 shares allocated to Mr. Peterson’s ESOP account, 6,712 shares of unvested restricted stock over which Mr. Peterson has sole voting power but no investment power and 9,214 shares that could be acquired through the exercise of vested stock options.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of two directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Wipfli LLP as our independent registered public accounting firm for the year ending December 31, 2022, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The ratification of this matter shall be determined by a majority of the votes cast on the matter. Broker non-votes will not affect the outcome of the vote, and abstentions will have the same effect as votes against.

As to the approval of the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on the matter. The approval of this matter shall be determined by a majority of the votes cast on the matter. Broker non-votes and abstentions will not affect the outcome of the vote.

Participants in the PyraMax Bank, FSB Employee Stock Ownership Plan and 401(k) Plan

If you participate in the PyraMax Bank, FSB Employee Stock Ownership Plan (the “ESOP”), you will receive a Vote Authorization Form for the ESOP that reflects all of the shares you may direct the trustees to vote on your behalf under the ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the proportionate interest of shares of our common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of our common stock held by the ESOP, allocated shares for which a participant has voted to abstain, and allocated or deemed allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants.

In addition, participants in the PyraMax Bank, FSB 401(k) Savings Plan (“401(k) Plan”) who have an account in the 1895 Bancorp of Wisconsin, Inc. Stock Fund in the 401(k) Plan will receive a vote authorization form that allows them to direct the 401(k) Plan trustee to vote their shares held by the 401(k) Plan. If a participant does not direct the 401(k) Plan trustee as to how to vote his or her shares in the 401(k) Plan, the trustee will vote such interest in the same proportion as it has received voting instructions from other 401(k) Plan participants.

The deadline for returning your ESOP and 401(k) Vote Authorization Forms or submitting your vote instructions via the Internet is Friday, August 19, 2022 at 11:59 p.m. Central time.

PROPOSAL I—ELECTION OF TWO DIRECTORS

Our Board of Directors is comprised of eight members. Our bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Two directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors shall have been elected and qualified. The Board of Directors has nominated Monica Baker and James Spiegelberg, each to serve as a director for a three-year term. Each nominee is currently a director of 1895 Bancorp of Wisconsin, Inc. and has agreed to serve as a director if elected.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of June 28, 2022, and term as a director includes service with PyraMax Bank, FSB.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of 1895 Bancorp of Wisconsin, Inc. is also a director of PyraMax Bank, FSB.

Directors

The nominees for director are:

Monica Baker was appointed Senior Vice President-Chief Brand Officer in January 2014. Ms. Baker joined PyraMax Bank in 1993 as the Vice President of Marketing/Human Resources/Savings. In 2000, she was promoted to Senior Vice President of Marketing/Human Resources and in 2010 she was promoted to Senior Vice President of Marketing/Human Resources/Retail Lending. Ms. Baker has been on the Board of Directors since 2006. Prior to being employed with PyraMax Bank, Ms. Baker was the Human Resources Officer at Maritime Savings Bank. She brings with her over 34 years of banking experience, focused on retail banking, retail lending, human resources and marketing. Ms. Baker holds her Master of Business Administration Degree from the University of Wisconsin-Milwaukee and undergraduate with a double major in Human Resources and Marketing from the University of Wisconsin-Milwaukee. Ms. Baker’s extensive experience in retail banking, retail lending, human resources and marketing are valuable to our Board of Directors in assessing the performance of PyraMax Bank. Age 53.

James Spiegelberg was appointed to PyraMax Bank’s Board of Directors in 2006. He owns Spiegelberg Financial Services, a full-service tax, accounting and financial services firm. Mr. Spiegelberg has over 27 years of accounting experience. Mr. Spiegelberg was Vice President of Finance, TransWorld Express Airlines from 1987 to 1989 and Vice President of Finance & Administration, JBL Professional from 1989 to 1993. Prior to that, he was Director of Accounting, Jet America Airlines from 1985 to 1987. Mr. Spiegelberg began his professional experience with Touche Ross as an auditor from 1981 to 1983. After successfully passing the CPA exam, he accepted a position in Internal Audit with Rexnord Corporation from 1983 to 1985. In 2001, Mr. Spiegelberg became an Investment Advisor Representative and also holds health and life insurance licenses, which adds valuable knowledge and experience to our Board of Directors. His work experience qualifies him to be a member of the Audit Committee as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Age 63.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

The following directors of 1895 Bancorp of Wisconsin, Inc. have terms ending in 2023:

Darrell Francis has served on the Board of Directors of PyraMax Bank since June 1986. He was appointed Chairman of the Board in July 2007. He owns and operates a private dental practice in Wisconsin and has performed general dentistry since 1976. Dr. Francis has been a member of the South Milwaukee Police and Fire Commission for over 25 years. He is the former President of the South Milwaukee Lion’s Club and was previously on the Board of Directors of Southshore-YMCA. Mr. Francis has extensive knowledge of local markets and the communities served by PyraMax Bank. Age 70.

Richard Hurd was appointed President and Chief Executive Officer of PyraMax Bank in 2007 and currently serves as Chief Executive Officer of PyraMax Bank and 1895 Bancorp of Wisconsin, Inc. Previously, Mr. Hurd was the Chief Operating Officer from 2004 to 2007. Mr. Hurd has been a board member since 2004. He joined PyraMax Bank in 2001. Prior to joining PyraMax Bank Mr. Hurd had 30 years of banking experience at First Wisconsin National Bank, Marine Bank and Bank One Corporation. Mr. Hurd’s banking experience and knowledge of financial markets enhance the breadth of experience of our Board of Directors. Age 70.

John Talsky was appointed to the Board of Directors in 2001. Mr. Talsky is an attorney who has owned a law firm specializing in estate planning and related services since 1973. Mr. Talsky is the Village of Greendale Board of Zoning Appeals Member, Chairman (1990 to present). Mr. Talsky’s broad legal experience enables him to bring a unique perspective to the Board of Directors. Age 73.

The following directors of 1895 Bancorp of Wisconsin, Inc. have terms ending in 2024:

David Ball joined 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank in February 2021 as a Director, President and Chief Operating Officer. In this role he oversees the daily operations of PyraMax Bank, designs and implements business strategies and sets comprehensive goals for profitability and growth. Prior to being employed by PyraMax Bank, Mr. Ball was most recently the Managing Director of Correspondent Banking at BMO Harris from 2004 until February 2021. Mr. Ball has over 30 years of banking experience, with a depth of expertise in finance, commercial lending and management. Age 53.

Joseph Murphy has served on the Board of Directors of PyraMax Bank since December 2005. He was City Attorney for the City of South Milwaukee from 1982 to 2016. Mr. Murphy was a principal shareholder in Murphy & Leonard, LLP (formerly Murphy & Brennan), a Milwaukee law firm concentrating in commercial litigation, municipal law, real estate, estate planning and family law from 1981 to 2016. Mr. Murphy was an Assistant District Attorney in Milwaukee County from 1977 to 1981. Mr. Murphy retired in 2017. Mr. Murphy’s extensive and varied background as an attorney and in real estate are valuable to our Board of Directors. Age 74.

Gary Zenobi was appointed to the Board of Directors in 1992. Mr. Zenobi is a retired certified public accountant who owned his own certified public accounting firm, GAZ LLC, from 2010 to 2015. He was a partner in the accounting firm of Bartlett & Zenobi, SC. from 1994 to 2010. Prior to that, Mr. Zenobi owned his own firm Gary A. Zenobi, S.C. from 1988 to 1994. Mr. Zenobi also worked at the CPA firms Jannsen & Co. SC from 1977 to 1987 and Bersch and Co. SC from 1973 to 1976. He was the Comptroller of American Medical Services, Inc. from 1970 to 1973 and began his career working for Touche Ross from 1967 to 1970. Mr. Zenobi is a certified public accountant and his diverse background and broad experience in public accounting enhances our Board of Director’s oversight of financial reporting. His work experience qualifies him to be a member of the Audit Committee as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Age 76.

Executive Officers Who are Not Directors

Steven T. Klitzing was appointed to the role of Senior Vice President, Chief Financial Officer and Treasurer of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank by the Board of Directors in October 2021. Mr. Klitzing has nearly 35 years of experience in the banking and financial services industry, with the vast majority of his career focused on community banking in Wisconsin and Illinois. Prior to joining PyraMax Bank, Mr. Klitzing was the Senior Vice President of Risk Management Solutions at Bankers’ Bank in Madison, Wisconsin. Mr. Klitzing also served as Regional Vice President of Advia Credit Union upon their acquisition of People’s Bank, Elkhorn, Wisconsin, in 2017, where he had served as Chief Financial Officer for the previous 10 years. Prior to joining People’s Bank, Mr. Klitzing was with CIB Marine Bancshares for over 20 years holding various senior and executive level positions, ending as Executive VP, Chief Financial Officer and Treasurer. Mr. Klitzing holds a Bachelor of Science in Finance from the University of Illinois. Age 59.

Daniel K. Kempel was appointed to the role of Senior Vice President and Chief Credit Officer of PyraMax Bank by the Board of Directors in October 2021. He is responsible for the overall management of PyraMax Bank’s Credit Administration Department, including loan underwriting, loan review, lending support, loan policies, procedures and processes to ensure the overall quality of PyraMax Bank’s loan portfolio. Prior to being appointed to Senior Vice President and Chief Credit Officer, Mr. Kempel served as Senior Vice President, Manager Credit Administration. He joined PyraMax Bank in June 2016 as Senior Credit Analyst. Mr. Kempel has over 18 years of commercial lending and credit administration experience. Prior to working at PyraMax Bank, he was Lead Portfolio Manager at Associated Bank in their middle market group in Milwaukee. Age 41.

Thomas K. Peterson joined PyraMax Bank as Senior Vice President, Chief Lending Officer in January 2017. Prior to being employed by PyraMax Bank, Mr. Peterson was the Commercial Business Segment Leader for the Milwaukee-Madison Markets for Associated Bank from 2014 to 2017, and was the Commercial Business Team Leader for the Milwaukee Unit from 2010 to 2014. Mr. Peterson has over 36 years of banking experience, including various commercial banking roles at Ozaukee Bank, BMO Harris and Associated Bank. Age 65.

Board Independence

The Board of Directors has determined that each of our directors, other than Richard Hurd, David Ball and Monica Baker, would be considered independent under the Nasdaq Stock Market corporate governance listing standards. Mr. Hurd, Mr. Ball and Ms. Baker are not considered independent because they are employees of the Company and PyraMax Bank. In determining the independence of our directors, the Board of Directors considered relationships between PyraMax Bank and our directors that are not required to be reported under “Transactions With Certain Related Persons,” below, consisting of deposit accounts that our directors maintain at PyraMax Bank. In addition, we utilize the services of Director Talsky’s law firm, of which he is the owner, and the services of a law firm in which Director Murphy’s son is a partner.

Board Leadership Structure and Risk Oversight

Our Board of Directors is chaired by Darrell Francis, who is an independent director. Having an independent chair ensures a greater role for the independent directors in the oversight of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	a majority of the Board of Directors is comprised of independent directors;

•	periodic meetings of the independent directors; and

•	annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect 1895 Bancorp of Wisconsin, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within 1895 Bancorp of Wisconsin, Inc. The Board of Directors of PyraMax Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed during the year ended December 31, 2021, we believe that no executive officer, director or 10% beneficial owner of our shares of common stock failed to file an ownership report on a timely basis.

Code of Ethics for Senior Officers

1895 Bancorp of Wisconsin, Inc. has adopted a Code of Ethics for Senior Officers that applies to 1895 Bancorp of Wisconsin, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.pyramaxbank.com. Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Hedging Policy

1895 Bancorp of Wisconsin, Inc. has adopted a policy to prohibit the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant’s equity securities.

Attendance at Annual Meetings of Stockholders

1895 Bancorp of Wisconsin, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. All members of the Board of Directors attended the 2021 Annual Meeting of Stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: 1895 Bancorp of Wisconsin, Inc., 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about 1895 Bancorp of Wisconsin, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Meetings and Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees, including an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

In 2021, the Board of Directors of 1895 Bancorp of Wisconsin, Inc. held 14 regular meetings and five special meetings (including meetings held by the Board of Directors of 1895 Bancorp of Wisconsin, Inc., a federal corporation and our predecessor (“Old 1895 Bancorp”), which consisted of the same members). No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Spiegelberg (Chair), Francis and Zenobi, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. The Board of Directors has determined that Directors Spiegelberg and Zenobi each qualify as an “audit committee financial expert” as defined under applicable Securities and Exchange Commission rules.

Our Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.pyramaxbank.com. As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of 1895 Bancorp of Wisconsin, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met five times during the year ended December 31, 2021 (including meetings held by the Audit Committee of the Board of Directors of Old 1895 Bancorp, our predecessor, which consisted of the same members).

Compensation Matters. The Compensation Committee is comprised of Directors Talsky (Chair), Francis, Murphy, Spiegelberg and Zenobi. The Compensation Committee approves the compensation objectives for 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank and establishes the compensation for the President, Chief Executive Officer and other executives. 1895 Bancorp of Wisconsin, Inc.’s President and Chief Executive Officer will not be present during any committee deliberations or voting with respect to his or her compensation. The President and Chief Executive Officer may make recommendations to the Compensation Committee from time to time regarding the appropriate mix and level of compensation for other officers. The Compensation Committee also assists the Board of Directors in succession planning and management development for executive officers. The Compensation Committee is also responsible for administering 1895 Bancorp of Wisconsin, Inc.’s benefit programs, including the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan.

The Compensation Committee also considers the appropriate levels and form of director compensation and makes recommendations to the Board of Directors regarding director compensation.

Our Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.pyramaxbank.com. The Compensation Committee met two times during the year ended December 31, 2021 (including meetings held by the Compensation Committee of the Board of Directors of Old 1895 Bancorp, our predecessor, which consisted of the same members).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Directors Francis (Chair), Murphy, Spiegelberg, Talsky and Zenobi. With regard to nominating and corporate governance matters, the Nominating and Corporate Governance Committee’s primary responsibilities include the following:

•	to lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval;

•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board of Directors regarding committee membership; and

•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to 1895 Bancorp of Wisconsin, Inc.’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective and increased diversity. If any member of the Board of Directors does not wish to continue in service, or if the Board of Directors decides not to re-nominate a member for re-election, or if the size of the Board of Directors is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board of Directors members. In addition, the Nominating and Corporate Governance Committee is authorized to engage a third party to assist in the identification of director nominees. The Board of Directors would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for Board of Directors and committee meetings;

•	is familiar with the communities in which 1895 Bancorp of Wisconsin, Inc. operates and/or is actively engaged in community activities;

•	satisfies the director qualifications set forth in 1895 Bancorp of Wisconsin, Inc.’s bylaws;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and 1895 Bancorp of Wisconsin, Inc.’s shareholders; and

•	has the capacity and desire to represent the balanced, best interests of 1895 Bancorp of Wisconsin, Inc.’s shareholders as a group, and not primarily a special interest group or constituency.

In addition, the Board of Directors will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of 1895 Bancorp of Wisconsin, Inc.’s audit committee and the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Board of Directors understands the importance and value of diversity on the Board and seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen PyraMax Bank’s position in its community and can assist PyraMax Bank with business development through business and other community contacts.

Our Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.pyramaxbank.com. The Nominating and Corporate Governance Committee was formed following the completion of mutual-to-stock conversion of the MHC and Old 1895 Bancorp in 2021 and did not hold any meetings in 2021.

Nominating Procedures. The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to 1895 Bancorp of Wisconsin, Inc.’s Corporate Secretary and such communication must include:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;

•	The name and address of the stockholder as they appear on 1895 Bancorp of Wisconsin, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of 1895 Bancorp of Wisconsin, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•

A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•

A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on 1895 Bancorp of Wisconsin, Inc.’s Board of Directors; and

•

Such other information regarding the candidate or the stockholder as would be required to be included in 1895 Bancorp of Wisconsin, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable laws and regulations and provisions of the bylaws of 1895 Bancorp of Wisconsin, Inc.

Audit Committee Report

The Audit Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2021.

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

•

We have received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that 1895 Bancorp of Wisconsin, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

James Spiegelberg (Chairman)

Darrell Francis

Gary Zenobi

Transactions With Certain Related Persons

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as PyraMax Bank, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2021, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to PyraMax Bank, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2021, and were made in compliance with federal banking regulations.

Other than the loans described above, PyraMax Bank has not entered into any transactions since January 1, 2020 in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.

Executive and Director Compensation

Executive Compensation

The following table sets forth for the year ended December 31, 2021 certain information as to the total remuneration paid by PyraMax Bank to its Chief Executive Officer, Richard Hurd, who serves as our Chief Executive Officer, and our two other most highly compensated executive officers for the year ended December 31, 2021. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Richard Hurd	2021	290,897	—	—	—	48,495	339,392
Chief Executive Officer	2020	305,906	88,748	184,475	119,109	37,890	736,128
David Ball	2021	253,741	87,000	116,757	78,255	115,049	650,802
President and Chief Operating Officer
Monica Baker	2021	192,991	57,948	—	—	48,414	299,353
Senior Vice President and Chief Brand Officer	2020	197,126	56,811	104,829	66,620	37,198	462,584

(1)	Amounts in this column represent a discretionary bonus.
(2)

In accordance with FASB ASC Topic 718, the reported amount represents the full grant date fair value of each award. Since the 2020 awards vest at a rate of 20% per year beginning in 2021, none of the named executive officers recognized any income from the awards during 2020 but will recognize income in future years as the stock awards vest or options are exercised. Similarly, since the 2021 awards vest at a rate of 20% per year beginning in 2022, none of the named executive officers recognized any income from these awards during 2021 but will recognize income in future years as the stock awards vest or options are exercised. The assumptions used in the calculation of these amounts are included in Note 19 to our audited financial statements beginning on page F-1 of the Original Filing. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, and the actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value of an option realized by a named executive officer will be at or near the value shown above. For restricted stock awards, the amount shown reflects the aggregate grant date fair value of restricted stock awards granted to each named executive officer in 2021 and 2020.

(3)

The amounts in this column reflect what PyraMax Bank paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. This column does not reflect perquisites and personal benefits received by our named executive officers, the aggregate value of which is less than $10,000. A break-down of the various elements of compensation in this column for calendar year 2021 is set forth in the following table:

All Other Compensation
Name	Signing Bonus	Employee Stock Ownership Plan ($)	401(k) Match ($)	Board Fees ($)	Total All Other Compensation ($)
Richard Hurd*	—	13,095	17,400	18,000	48,495
David Ball	100,000	—	49	15,000	115,049
Monica Baker	—	13,014	17,400	18,000	48,414

*	Richard Hurd deferred 100% of his Board fees into the Non-Qualified Deferred Compensation Plan.

Benefit Plans and Agreements

Employment Agreements. In 2019, PyraMax Bank entered into employment agreements with the named executive officers: Richard B. Hurd, Chief Executive Officer, and Monica Baker, Senior Vice President and Chief Brand Officer. In February 2021, PyraMax Bank retained David R. Ball as its Chief Operating Officer and President and Mr. Hurd relinquished the role of President to concentrate on his duties as Chief Executive Officer. In connection with Mr. Ball’s employment, he entered into an employment agreement with PyraMax Bank.

Effective January 8, 2022, Richard Hurd reduced his day-to-day operational involvement in the operation of PyraMax Bank while continuing to serve as the Chief Executive Officer of PyraMax Bank and the Company in order to continue to provide strategic leadership and direction to PyraMax Bank and the Company. Mr. Hurd’s change in duties was not the result of any dispute or disagreement with the Company or PyraMax Bank. In consideration thereof, the Company and PyraMax Bank entered into an amended and restated employment agreement with Mr. Hurd, on or about December 31, 2021 and effective as of January 8, 2022, to: (i) decrease his hours to approximately 20 hours per week; (ii) decrease his base salary to $140,000; (iii) eliminate welfare benefits which Mr. Hurd is no longer eligible to receive as a part time employee; and (iv) revise severance payments to Mr. Hurd upon an Event of Termination.

Also, on December 31, 2021, and effective January 8, 2022, the Boards of Directors of the Company and PyraMax Bank extended the terms of the employment agreements with each of David Ball, President and Chief Operating Officer, and Monica Baker, Senior Vice President and Chief Brand Officer, such that the terms of the employment agreements will expire on January 19, 2025 (with respect to Mr. Ball, who has a three-year agreement) and July 8, 2023 (with respect to Ms. Baker, who has an 18-month agreement). There were no other changes to the employment agreements.

Mr. Hurd’s and Mr. Ball’s employment agreements each have an initial term of three years. At least 30 days prior to the anniversary date of the agreement and each anniversary date thereafter the disinterested members of the Boards of Directors must conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional year or determine not to extend the term of the agreement. If the Boards of Directors determines not to extend the term, it shall provide the executive with a written notice of non-renewal prior to the anniversary date.

The employment agreement with Ms. Baker has an initial term of eighteen months. On the first anniversary date of the effective date of the agreement the disinterested members of the Boards of Directors may choose to conduct a comprehensive performance evaluation and affirmatively approve any extension of the agreement for an additional twelve months or determine not to extend the term of the agreement. If the Boards of Directors determines not to extend the term, it shall provide with a written notice of non-renewal to Ms. Baker, and the agreement will terminate as the end of the initial term.

The employment agreements provide for base salaries for Messrs. Hurd, Ball and Ms. Baker in the amounts of $140,000, $290,000 and $193,158, respectively. The base salaries may be increased, but not decreased (other than a decrease which is applicable to all senior officers). In addition to base salary, the executives will be entitled to participate in any bonus programs (including a discretionary bonus and, other than for Mr. Hurd, a performance-based bonus) and, except for Mr. Hurd, benefit plans that are made available to management employees. Mr. Hurd’s and Mr. Ball’s employment agreements provide for country club membership fees (Mr. Ball’s agreement also provides for PyraMax Bank to pay his initiation fees). The executives will be reimbursed for all reasonable business expenses incurred. In addition, Mr. Ball’s employment agreement provides that he will receive 300 hours of paid time off each year.

In the event of an executive’s involuntary termination of employment for reasons other than cause, disability or death, or in the event of an executive’s resignation for “good reason,” the executive will receive a severance payment equal to the base salary and bonus(es) that the executive would have earned during the remaining term of the employment agreement. Such payment will be payable in a lump sum within 30 days following the executive’s date of termination. In addition, the executive (other than Mr. Hurd) will be entitled to continued life insurance and non-taxable medical and dental insurance coverage, for the remaining unexpired term of the employment agreement, at PyraMax Bank’s expense, substantially comparable to the coverage maintained for the executive and the executive’s dependents prior to the executive’s termination. For purposes of the employment agreements, “good reason” is defined as: (i) the failure to appoint or re-elect the executive to his executive position or a material change in executive’s functions, duties, or responsibilities, which change would cause the executive’s position to become one of lesser responsibility, importance, or scope; (ii) a relocation of the executive’s principal place of employment by more than 35 miles from the executive’s principal place of employment as of the initial effective date of the employment agreement; (iii) a material reduction in benefits and perquisites, including base salary (except for any reduction that is part of a good faith, overall reduction of such benefits applicable to all officers or employees of PyraMax Bank); (iv) a liquidation or dissolution of PyraMax Bank; or (v) a material breach of the employment agreement by PyraMax Bank. In order to be entitled to the benefit set forth above, an executive will be required to enter into a release of claims against 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank.

In the event of an executive’s involuntary termination of employment other than for cause, disability or death, or in the event of an executive’s resignation for “good reason,” following the effective date of a change in control of 1895 Bancorp of Wisconsin, Inc. or PyraMax Bank, the executive will be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to one and one-half (1.5) times (three (3) times, for Mr. Hurd and Mr. Ball) the sum of (i) the executive’s highest rate of base salary payable at any time under the agreement, plus (ii) the highest bonus paid to the executive with respect to the prior three completed fiscal years. Such payment will be payable in a lump sum within 10 days following the executive’s date of termination. In addition, the executive (other than Mr. Hurd) would be entitled, at PyraMax Bank’s (or PyraMax Bank’s successor’s) expense, to the continuation of substantially comparable life insurance and non-taxable medical and dental insurance coverage for the executive and the executive’s dependents for 18 months (36 months, for Mr. Ball) following the executive’s termination.

Should an executive become disabled, the executive will be entitled to disability benefits, if any, provided under a long-term (or short-term) disability plan sponsored by PyraMax Bank and will receive continued non-taxable medical and dental benefit coverage substantially comparable to that maintained for the executive and the executive’s dependents prior to becoming disabled until the earlier of (i) the date the executive returns to full-time employment of PyraMax Bank, (ii) the executive is employed full-time by another employer, (iii) 12 months from the date of executive’s termination due to disability. In the event of an executive’s death while employed, the executive’s estate or beneficiary will be paid his base salary for six months following death, and his or her family will continue to receive non-taxable medical and dental coverage for 12 months after his death.

Upon any termination of employment (other than a termination in connection with a change in control), the executives will be required to adhere to one-year non-competition covenant and will be prohibited from soliciting employees of PyraMax Bank or any affiliate for the purpose of having such person(s) terminate employment with PyraMax Bank or its affiliates and provide services or accept employment with a competing business. The executives also agree that during their employment and following such employment, the executives will maintain and will not disclose the confidential information of PyraMax Bank.

Nonqualified Deferred Compensation Plan. PyraMax Bank has entered into a Nonqualified Deferred Compensation Plan (the “Deferral Plan”) for the benefit of its directors and senior executives. The Plan is a nonqualified plan of deferred compensation within the meaning of Section 409A of the Internal Revenue Code. Only those persons designated by PyraMax Bank are able to participate by entering into a compensation deferral agreement and electing to defer up to 100% of such participant’s regular salary, bonus, commissions or director’s fees, as applicable. PyraMax Bank, may, but is not obligated to, make discretionary contributions to the Deferral Plan from time to time, which contributions are not required to be uniform among the participants. A participant will be 100% vested in his or her deferrals and earnings thereon, however, any discretionary amounts contributed by PyraMax Bank, are vested based on the participant’s years of service, at the rate of 20% per year, such that a participant will be fully vested after five years of service. A participant will also become fully vested in his or her employer discretionary contributions in the event of the participants death or disability while employed, or in the event of a change in control. The amounts deferred under the terms of the Deferral Plan are deemed to be invested in investment options similar to those available under PyraMax Bank’s 401(k) Savings Plan. In connection with 1895 Bancorp of Wisconsin, Inc.’s 2019 stock offering and 2021 stock offering, the Deferral Plan was amended to give the participants a “one-time” election with respect to each such offering to invest all or a portion of their accounts in the Deferral Plan in common stock of 1895 Bancorp of Wisconsin, Inc.

2020 Equity Incentive Plan. On March 27, 2020, 1895 Bancorp of Wisconsin, Inc. stockholders approved the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”), which provides for the grant of stock-based awards to our directors and executive officers. The 2020 Equity Incentive Plan initially authorized the issuance or delivery to participants of up to 333,854 shares (converted to 439,451 shares in connection with the 2021 stock offering) of 1895 Bancorp of Wisconsin, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards. Of this number, the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued under the 2020 Equity Incentive Plan pursuant to the exercise of stock options is 238,467 (converted to 313,894 shares in connection with the 2021 stock offering), and the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued as restricted stock awards is 95,387 shares (converted to 125,557 in connection with the 2021 stock offering). Assuming the approval of the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan, no further awards will be granted under the 2020 Equity Incentive Plan, which will remain in existence solely for the purpose of administering outstanding grants.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2021, for the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
Name	Option awards				Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Richard Hurd	15,532	62,129	5.96	4/24/2030	24,746	271,959
David Ball	—	37,316	7.76	2/26/2031	15,052	165,421
Monica Baker	8,687	34,750	5.96	4/24/2030	14,062	154,541

(1)	Based on a closing price of 1895 Bancorp of Wisconsin, Inc. common stock of $10.99 as of December 31, 2021.

Director Compensation

The following table sets forth for the fiscal year ended December 31, 2021 certain information as to the total remuneration we paid to our directors other than to directors who are also our named executive officers. Information with respect to director compensation paid to directors who are also named executive officers is included above in “—Executive Officer Compensation—Summary Compensation Table.”

Directors Compensation Table
Name	Fees earned or paid in cash(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)		Total ($)
Darrell Francis	49,200	—	—	—		49,200
Joseph Murphy	41,400	—	—	—		41,400
James Spiegelberg	41,400	—	—	—		41,400
John Talsky	41,400	—	—	31,261	(3)	72,661
Gary Zenobi	41,400	—	—	—		41,400

(1)

For the year ended December 31, 2021, each independent director of PyraMax Bank was paid a monthly retainer of $3,450, and Mr. Francis was paid $7,800 in 2021 for his duties as Chairman of the Board. Directors Francis and Spiegelberg deferred $49,200 and $41,400, respectively, of their fees to the Deferral Plan.

(2)

At December 31, 2021, each of Messrs. Francis, Murphy, Spiegelberg, Talsky and Zenobi held 5,021 shares of restricted stock and 15,694 stock options (these numbers reflect the number of shares of restricted stock and stock options held after the second-step conversion).

(3)	Mr. Talsky received a retainer of $24,000 and additional legal fees of $7,261 for hours worked in 2021 on real estate matters for PyraMax Bank, through his law firm, Talsky & Talsky, SC.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of 1895 Bancorp of Wisconsin, Inc. has approved the engagement of Wipfli LLP to be our independent registered public accounting firm for the year ending December 31, 2022, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Wipfli LLP for the year ending December 31, 2022. A representative of Wipfli LLP is expected to attend the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Wipfli LLP is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of 1895 Bancorp of Wisconsin, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wipfli LLP during the years ended December 31, 2021 and 2020.

	Year ended December 31, 2021	Year Ended December 31, 2020
Audit Fees	$131,000	$143,600
Audit-Related Fees	$150,100	$12,600
Tax Fees	$13,200	$22,700
All Other Fees	$30,000	$35,400

Audit Fees. Audit Fees include aggregate fees billed for professional services for the audit of 1895 Bancorp of Wisconsin, Inc.’s annual consolidated financial statements and for limited review of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission, including out-of-pocket expenses.

Audit-Related Fees. Audit-Related Fees include fees billed for non-audit professional services in 2021 and 2020, including fees billed in connection with our mutual holding company reorganization and related stock offering in 2021.

Tax Fees. Tax Fees include fees billed for tax compliance and tax related fees in 2021 and 2020.

All Other Fees. All Other Fees include fees billed for asset/liability management validation, BSA/AML validation, IT controls examination, 401(k) audit services and direct expenses for the years ending December 31, 2021 and 2020.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services and public company status, is compatible with maintaining the independence of Wipfli LLP. The Audit Committee concluded that performing such services does not affect the independence of Wipfli LLP in performing its function as our independent registered public accounting firm.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of audit-related fees and tax fees billed and paid during the years ended December 31, 2021 and 2020, as indicated in the table above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF WIPFLI LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2022.

PROPOSAL III—APPROVAL OF 1895 BANCORP OF WISCONSIN, INC.

2022 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan (the “2022 Equity Incentive Plan”), to provide officers, employees and directors of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB with additional incentives to promote the growth and performance of 1895 Bancorp of Wisconsin, Inc. and PyraMax Bank, FSB. The Board of Directors and the Compensation Committee believe that the adoption of the 2022 Equity Incentive Plan is in the best interests of 1895 Bancorp of Wisconsin, Inc. and its stockholders as such plan will provide PyraMax Bank, FSB with the ability to retain and reward and, to the extent necessary, attract and incentivize its employees, officers and directors to promote growth, improve performance and further align their interests with those of 1895 Bancorp of Wisconsin, Inc.’s stockholders through the ownership of additional common stock of 1895 Bancorp of Wisconsin, Inc.

As of July 6, 2022, there were 5 non-employee directors and 116 employees that would be eligible to receive awards under the 2022 Equity Incentive Plan. The closing sales price of 1895 Bancorp of Wisconsin, Inc.’s common stock as reported on the Nasdaq on July 6, 2022 was $10.23.

Why We Are Seeking Approval of the 2022 Equity Incentive Plan

1895 Bancorp of Wisconsin, Inc. believes it is in the best interest of the Company and its stockholders to maintain a plan that allows it to grant stock options, restricted stock and restricted stock units as part of the overall compensation programs of the Company and PyraMax Bank, FSB. Many companies with which we compete for directors and employees, including management-level employees, are stockholder-owned companies that offer equity compensation as part of their overall compensation programs. By approving the 2022 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified employees and directors by offering competitive compensation programs linked, in part, to the performance of our common stock. In addition, the 2022 Equity Incentive Plan will further align the interests of our directors and employees, including our officers, with the interests of our stockholders by increasing the ownership interests of our directors and employees in the common stock of 1895 Bancorp of Wisconsin, Inc.

1895 Bancorp of Wisconsin, Inc. completed its second-step mutual-to-stock conversion in July 2021. As part of the second-step conversion, we sold a total of 3,542,000 shares of common stock and raised approximately $35.4 million in gross proceeds from the stock offering. A substantial majority of financial institutions that complete a mutual-to-stock conversion have adopted equity-based incentive plans following their conversions. Our offering prospectus indicated our intent to adopt an equity incentive plan at some point following the mutual-to-stock conversion and described the regulatory requirements potentially applicable to an equity plan. Our prospectus also included the pro forma effect of awards granted under a future equity incentive plan.

In connection with the second-step conversion, 1895 Bancorp of Wisconsin, Inc., a Maryland corporation, assumed the 2020 Equity Incentive Plan previously maintained by our predecessor, 1895 Bancorp of Wisconsin, Inc., a federal corporation. As of July 6, 2022, no shares of common stock remained available for grant as restricted stock or restricted stock units and no shares of common stock remained available for grant as stock options under the 2020 Equity Incentive Plan. Upon stockholder approval of the 2022 Equity Incentive Plan, if awards under the 2020 Equity Incentive Plan are forfeited and again become available for grant, no further awards will be granted under the 2020 Equity Incentive Plan. However, any restricted stock or stock options outstanding at that time under the 2020 Equity Incentive Plan will remain outstanding and subject to the terms and conditions of the 2020 Equity Incentive Plan.

Highlights of the 2022 Equity Incentive Plan

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Share Reserve and Terms Consistent with Industry Standards. In determining the size and terms of the 2022 Equity Incentive Plan, the Board of Directors and Compensation Committee considered a number of factors, including: (1) industry practices related to the adoption of equity-incentive plans by financial institutions following a mutual-to-stock conversion; and (2) applicable banking regulations related to the adoption of equity-incentive plans by converted financial institutions in certain circumstances. In this regard (and as described below), the maximum number of shares of common stock available under the 2022 Equity Incentive Plan for delivery pursuant to the exercise of stock options equals 10% of the number of shares of common stock sold in the 2021 stock offering and the maximum number of shares of common stock that may be issued as restricted stock or restricted stock units equals 4% of the number of shares of common stock sold in the 2021 stock offering.

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Minimum Vesting Periods for Awards. Unless the Compensation Committee specifies a different vesting schedule, awards (which include stock options, restricted stock and restricted stock units, or any one of the above) will be granted with a vesting rate of 20% per year, with the first installment vesting on the one-year anniversary of the date of grant. Notwithstanding the foregoing, subject to limited exceptions in the event of death, disability or involuntary termination without cause following a change in control, the 2022 Equity Incentive Plan requires a one-year minimum vesting period for at least 95% of the awards granted under the Plan.

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Limits on Grants to Directors. Individual non-employee directors may receive up to 5% of the maximum number of stock options and up to 5% of the number of shares of restricted stock or restricted stock units available under the plan and non-employee directors in the aggregate may receive up to 30% of the stock options and 30% of the restricted stock and restricted stock units available under the plan. Each non-employee director who is in the service of 1895 Bancorp of Wisconsin, Inc. immediately following the 2022 annual stockholder meeting will automatically be granted 17,710 stock options, which represents approximately 5% of the maximum number of stock options available for grant, and each non-employee director will automatically be granted 7,084 shares of restricted stock, which represents approximately 5% of the maximum number of shares of restricted stock available for grant.

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Limits on Grants to Employees. The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock or restricted stock units is 25% of the shares available for grant or award, respectively, under the 2022 Equity Incentive Plan.

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Share Counting. The 2022 Equity Incentive Plan provides that, if an award of any type is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•	No Cash-Out or Repricing of Underwater Options. The 2022 Equity Incentive Plan prohibits repricing and exchange of underwater options for cash or shares without stockholder approval.

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No Single-Trigger Vesting of Service-based Awards on Change in Control. The 2022 Equity Incentive Plan does not provide for vesting of stock options, restricted stock and/or restricted stock units based solely on the occurrence of a change in control.

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Dividends and Dividend Equivalent Rights on Unvested Awards Not Paid Until Vesting. The 2022 Equity Incentive Plan provides that dividends on unvested restricted stock and dividend equivalent rights on unvested restricted stock units shall be paid to participants only after the underlying awards have been earned and not during the performance or service vesting period.

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Awards Subject to Clawback. Awards of any type granted under the 2022 Equity Incentive Plan are subject to clawback if the Company is required to prepare an accounting restatement due to material noncompliance of the Company, as a result of misconduct with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards of any type may also be subject to clawback under any other clawback policy adopted by the Company from time to time.

General

The following is a summary of the material features of the 2022 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2022 Equity Incentive Plan, attached hereto as Appendix A. In the event of conflict between the terms of this disclosure and the terms of the 2022 Equity Incentive Plan, the terms of the 2022 Equity Incentive Plan will control.

Subject to permitted adjustments for certain corporate transactions, the 2022 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 495,880 shares of 1895 Bancorp of Wisconsin, Inc. common stock pursuant to grants of incentive and non-qualified stock options and restricted stock awards and/or restricted stock units. Of this number, the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued under the 2022 Equity Incentive Plan pursuant to the exercise of stock options is 354,200 shares, and the maximum number of shares of 1895 Bancorp of Wisconsin, Inc. common stock that may be issued as restricted stock awards and/or restricted stock units is no more than 141,680 shares. These amounts represent approximately 10% and 4%, respectively, of the number of shares of common stock issued in the July 2021 second step conversion.

The 2022 Equity Incentive Plan will be administered by the members of the Compensation Committee (the “Compensation Committee”) all of whom are “Disinterested Board Members,” as defined in the 2022 Equity Incentive Plan. The Compensation Committee has full and exclusive power within the limitations set forth in the 2022 Equity Incentive Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2022 Equity Incentive Plan’s purposes; and (4) interpreting the provisions of the 2022 Equity Incentive Plan and any award agreement. The 2022 Equity Incentive Plan also permits the Compensation Committee to delegate all or part of its responsibilities and powers to any person or persons selected by it.

Except for accelerating the vesting of awards to avoid the minimum requirements specified in the plan, the Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code.

Eligibility

Each employee or director of 1895 Bancorp of Wisconsin, Inc. or any subsidiary is eligible to receive awards under the 2022 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Compensation Committee may determine the type and terms and conditions of awards under the 2022 Equity Incentive Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive and non-qualified stock options, restricted stock awards and/or restricted stock units.

Stock Options. A stock option gives the recipient or “optionee” the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value on the date the stock option is granted. Fair market value for purposes of the 2022 Equity Incentive Plan means the final sales price of 1895 Bancorp of Wisconsin, Inc.’s common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the option is granted, or if 1895 Bancorp of Wisconsin, Inc.’s common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which 1895 Bancorp of Wisconsin, Inc.’s common stock was traded, and without regard to after-hours trading activity. The Compensation Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code and applicable requirements of Section 409A of the Internal Revenue Code, if it cannot be determined in the manner described herein. Further, the Compensation Committee may not grant a stock option with a term that is longer than 10 years.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashiers’ check; (5) by other property deemed acceptable by the Compensation Committee; or (6) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee and consistent with the terms of the plan.

Restricted Stock. Restricted stock is a grant of common stock, subject to vesting requirements, to a participant for no consideration or minimum consideration as may be required by applicable law. Restricted stock under the 2022 Equity Incentive Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Compensation Committee and consistent with the terms of the plan. Restricted stock will be evidenced by award agreements approved by the Compensation Committee, which set forth the terms and conditions of each restricted stock award. Prior to their vesting, unless otherwise determined by the Compensation Committee, the recipient of restricted stock may exercise any voting rights with respect to common stock subject to such award. Participants may also receive any dividends and distributions with respect to the common stock upon vesting of the restricted stock.

Restricted Stock Units. Restricted stock units are denominated in shares of common stock and are similar to restricted stock awards except that no shares of common stock are actually issued to the recipient at the time of grant of a restricted stock unit. Restricted stock units granted under the plan may be settled in shares of our common stock, or in the sole discretion of the Compensation Committee determined at the time of final settlement in cash or a combination of cash and our common stock, subject to vesting conditions and other restrictions set forth in the Plan or the restricted stock unit award agreement. Participants have no voting rights with respect to any restricted stock units granted under the Plan. In the sole discretion of the Compensation Committee, exercised at the time of grant, dividend equivalent rights may be paid on restricted stock units. Dividend equivalent rights will be paid when the restricted stock unit, including restricted stock units subject to performance-based vesting conditions, vests or is settled, or at the same time as the shares subject to such restricted stock unit are distributed to the participant.

Limitations on Awards Under the 2022 Equity Incentive Plan

The following limits apply to awards under the 2022 Equity Incentive Plan:

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The maximum number of shares of common stock that may be available for awards under the 2022 Equity Incentive Plan is 495,880 shares, of which no more than 354,200 shares of common stock may be delivered pursuant to the exercise of stock options and no more than 141,680 shares of common stock may be issued pursuant to restricted stock and/or restricted stock units.

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The maximum number of shares of common stock that may be delivered to any one employee pursuant to the exercise of stock options and pursuant to restricted stock (or restricted stock units) is 88,550 shares and 35,420 shares, respectively (all of which may be granted in any one calendar year). Such maximum amount represents approximately 25% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 25% of the number of shares of common stock that may be issued as restricted stock and/or pursuant to restricted stock units.

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The maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the exercise of stock options is 17,710 shares, and the maximum number of shares of common stock that may be delivered to any one non-employee director pursuant to the issuance of restricted stock and/or restricted stock units is 7,084 shares, all of which may be granted in any one calendar year. Such maximum amount represents approximately 5% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 5% of the maximum number of shares of common stock that may be issued as restricted stock and/or pursuant to restricted stock units.

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Each non-employee director who is in the service of 1895 Bancorp of Wisconsin, Inc. immediately following the 2022 annual stockholder meeting will automatically be granted 17,710 stock options, which represents approximately 5% of the maximum number of stock options available for grant, respectively, and each non-employee director will automatically be granted 7,084 shares of restricted stock, which represents approximately 5% of the maximum number of restricted stock and/or restricted stock units available for grant, respectively. The date of the grant will be the day immediately following the effective date of the 2022 Equity Incentive Plan.

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The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the exercise of stock options is 106,260 (all of which may be granted in any one calendar year). The maximum number of shares of common stock that may be delivered to all non-employee directors, in the aggregate, pursuant to the issuance of restricted stock and/or restricted stock units is 42,504 shares (all of which may be granted in any one calendar year). Such maximum amount represents approximately 30% of the maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options and approximately 30% of the maximum number of shares of common stock that may be issued pursuant to the grant of restricted stock and/or in settlement of restricted stock units.

In the event of a corporate transaction involving the stock of 1895 Bancorp of Wisconsin, Inc. (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Compensation Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options and restricted stock, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock and restricted stock units, and the exercise price of stock options.

In addition, the Compensation Committee is authorized to make adjustments to the terms and conditions of stock options, restricted stock and restricted stock units.

Prohibition Against Repricing of Options. The 2022 Equity Incentive Plan provides that neither the Compensation Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted without prior stockholder approval.

Prohibition on Transfer. Generally, all awards granted under the 2022 Equity Incentive Plan, except non-qualified stock options, will be nontransferable except by will or in accordance with the laws of intestate succession. Stock options may be transferred to a grantor trust under Section 671 of the Internal Revenue Code, provided the participant is the sole beneficial owner of the trust. Stock options can also be transferred to a spouse incident to a divorce or pursuant to a domestic relations order, provided that an incentive stock option will lose its favorable tax treatment upon such transfer. Restricted stock cannot be transferred until it vests in the participant. At the Compensation Committee’s sole discretion, non-qualified stock options may be transferred to immediate family members of the participant, trusts or partnerships for the benefit of such family members or to charitable organizations, provided that such transfers are for no consideration. The Compensation Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2022 Equity Incentive Plan upon the participant’s death.

Performance Measures

The Compensation Committee may use performance measures for vesting purposes with respect to awards granted under the 2022 Equity Incentive Plan. The Compensation Committee has significant discretion to determine the performance measures for awards of any type under the 2022 Equity Plan. The vesting of a performance award may be conditioned on the achievement of one or more objective performance measures, as may be determined by the Compensation Committee. The conditions for grant or vesting, including any applicable performance measures need not be the same with respect to each recipient.

Performance measures may be based on the performance of 1895 Bancorp of Wisconsin, Inc. as a whole or on any one or more subsidiaries or business units of 1895 Bancorp of Wisconsin, Inc. and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. In establishing the performance measures, the Compensation Committee may provide for the inclusion or exclusion of certain items. The Compensation Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the participant’s award agreement and identified in the audited financial statements or the annual proxy statement of 1895 Bancorp of Wisconsin, Inc., including: (i) extraordinary, unusual and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) change in tax or accounting principles, regulations or laws; or (v) the effects of expenses incurred in connection with a merger, branch acquisition or similar transaction.

If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which 1895 Bancorp of Wisconsin, Inc. or its subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Compensation Committee may modify such performance measures, in whole or in part, as the Compensation Committee deems appropriate. Performance measures relating to any award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of stock of 1895 Bancorp of Wisconsin, Inc. by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of 1895 Bancorp of Wisconsin, Inc. into another corporation, any separation of a corporation or any partial or complete liquidation by 1895 Bancorp of Wisconsin, Inc. or a subsidiary. The Compensation Committee is also authorized to adjust, change or eliminate performance measures or other terms of a participant’s award if the participant is promoted, demoted or transferred to another business unit and the performance measures are no longer applicable.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the 2022 Equity Incentive Plan. A dividend equivalent right confers on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award. Dividend equivalent rights, if any, will be paid at the same time as shares or cash subject to the restricted stock unit are distributed to the participant.

Vesting of Awards

The Compensation Committee will specify the vesting schedule or conditions of each award. If the vesting of an award under the 2022 Equity Incentive Plan is conditioned on the completion of a specified period of service with 1895 Bancorp of Wisconsin, Inc. or its subsidiaries, without the achievement of performance measures or objectives (referred to as “service-based” awards), then the required period of service for full vesting will be determined by the Compensation Committee and evidenced in an award agreement. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, time-based awards under the 2022 Equity Incentive Plan will be granted with a vesting rate of 20% per year, with the initial installment vesting one year from the date of grant. Vesting may be accelerated in the event of death, disability, or upon involuntary termination of employment or service following a change in control or, subject to the foregoing requirements, at the discretion of the Compensation Committee, including due to retirement. Notwithstanding the foregoing, at least 95% of the awards of any type under the Plan will vest no earlier than one year after the date of grant, unless accelerated due to death, disability or involuntary termination following a change in control.

In addition, the Compensation Committee may require satisfaction of performance measures for vesting purposes with respect to awards granted under the 2022 Equity Incentive Plan. The performance measures may be based on any performance measure determined by the Compensation Committee, set forth in the 2022 Equity Incentive Plan. Unless the Compensation Committee specifies a different vesting schedule at the time of grant, performance-based awards under the 2022 Equity Incentive Plan, if any, will vest at the end of a three-year performance period.

Change in Control

Unless otherwise stated in an award agreement, at the time of an involuntary termination of employment or service following a change in control, all service-based stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option will be eligible for treatment as an incentive stock option in the event such stock option is exercised more than three months following termination of employment. At the time of an involuntary termination of employment or service following a change in control, all service-based awards of restricted stock or restricted stock units will become fully earned and vested immediately.

At the time of an involuntary termination of employment or service following a change in control, any outstanding unvested performance-based awards will vest pro-rata based on the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2022 Equity Incentive Plan or any award granted under the 2022 Equity Incentive Plan, provided that, except as provided in the 2022 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2022 Equity

Incentive Plan to materially increase the benefits accruing to participants under the plan, materially increase the aggregate number of securities that may be issued under the 2022 Equity Incentive Plan (other than as provided in the 2022 Equity Incentive Plan), or materially modify the requirements for participation in the 2022 Equity Incentive Plan, without approval of stockholders. Notwithstanding the foregoing, the Compensation Committee may amend the 2022 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2022 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the 2022 Equity Incentive Plan, or the making of the award affected thereby, which, in the sole discretion of the Compensation Committee, may materially and adversely affect the financial condition or results of operations of 1895 Bancorp of Wisconsin, Inc.

Duration of Plan

The 2022 Equity Incentive Plan will become effective upon approval by the stockholders at the 2022 annual stockholder meeting. The 2022 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2022 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2022 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2022 Equity Incentive Plan. However, any termination of the 2022 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2022 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of 1895 Bancorp of Wisconsin, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant becomes “disabled”, as that term is defined in the Internal Revenue Code). 1895 Bancorp of Wisconsin, Inc. will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a long-term capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted restricted stock will not realize taxable income at the time of grant, provided that it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the vesting of shares subject to a restricted stock award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and we will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder on the restricted stock, if any, whether paid when declared or later, when the restricted stock vests, will be treated as compensation income to the holder and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize ordinary income in an amount equal to the fair market value of the common stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, 1895 Bancorp of Wisconsin, Inc. will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Dividend Equivalent Rights. The grant of a dividend equivalent right on a restricted stock unit will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of 1895 Bancorp of Wisconsin, Inc. stock, restricted stock units granted with an appurtenant dividend equivalent right will be credited with an equivalent amount of cash. The cash credited as a dividend equivalent right on a restricted stock unit will be taxable to the participant as ordinary income when distributed to the recipient (which will not be earlier than the vesting date of the restricted stock unit) and 1895 Bancorp of Wisconsin, Inc. will be entitled to a corresponding tax deduction.

Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits our ability to deduct for tax purposes compensation in excess of $1.0 million per year for each of our principal executive officer, principal financial officer and three additional highest compensated officers during any taxable year of 1895 Bancorp of Wisconsin, Inc. after December 31, 2016. Compensation resulting from awards under the 2022 Equity Incentive Plan will be counted toward the $1.0 million limit.

Withholding of Taxes. 1895 Bancorp of Wisconsin, Inc. may withhold amounts from participants compensation or from awards that vest to satisfy tax withholding requirements. Except as otherwise provided by the Compensation Committee, participants may have shares withheld from awards to satisfy tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2022 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may, when aggregated with other compensation realized by a participant on a change in control, cause part or all of the compensation involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by 1895 Bancorp of Wisconsin, Inc.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2022 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant or vesting of awards under the 2022 Equity Incentive Plan.

Accounting Treatment

Under U.S. generally accepted accounting principles, 1895 Bancorp of Wisconsin, Inc. is required to recognize compensation expense in its financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards, and restricted stock units).

Awards to be Granted

The Board of Directors adopted the 2022 Equity Incentive Plan, and the Compensation Committee intends to meet after stockholder approval is received to determine the specific terms of the awards, including the allocation of awards to officers and employees. At the present time, no specific determination has been made as to the grant or allocation of awards to officers and employees.

Equity Compensation Plan Information as of December 31, 2021

The following table sets forth information regarding outstanding options and shares reserved for future issuance under the Company’s equity compensation plans as of December 31, 2021.

Plan Category	Number of shares to be issued upon exercise of outstanding awards	Weighted-average exercise price of outstanding awards	Number of shares remaining available for future issuance under equity compensation plans
	(a)	(b)	(c)
Equity compensation plans approved by security holders	386,008	$6.13	26,326
Equity compensation plans not approved by security holders	—	—	—

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2022 EQUITY INCENTIVE PLAN.

STOCKHOLDER PROPOSALS AND NOMINATIONS

We currently expect to hold the 2023 Annual Meeting of Stockholders on May 19, 2023.

Our bylaws provide that, for a stockholder to make nominations for the election of directors or proposals for business to be brought before the 2023 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at 1895 Bancorp of Wisconsin, Inc.’s executive office, 7001 West Edgerton Avenue, Greenfield, Wisconsin 53220, not less than 90 days nor more than 100 days prior to the anniversary date of the 2022 annual meeting. However, if the date of the 2023 Annual Meeting of Stockholders is advanced more than 30 days prior to the anniversary date of the 2022 annual meeting, such written notice shall be timely only if delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public disclosure was made. Such written notice must comply with requirements set forth in our bylaws, a copy of which may be obtained by contacting our Corporate Secretary.

In order to be eligible for inclusion in the proxy materials for our 2023 Annual Meeting of Stockholders, a stockholder proposal must be received at 1895 Bancorp of Wisconsin, Inc.’s principal executive offices no later than 120 days before the anniversary date of the previous year’s proxy statement. However, if next year’s annual meeting is held on a date that is more than 30 days from August 26, 2023, a stockholder proposal must be received by a reasonable time before we begin to print and mail our proxy solicitation materials for such annual meeting. Stockholder proposals are subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Additionally, a stockholder intending to engage in a director election contest with respect to the 2023 Annual Meeting of Stockholders must provide 1895 Bancorp of Wisconsin, Inc. written notice of its intent to solicit proxies by providing the names of its nominees and certain other information set forth in the Securities and Exchange Commission’s proxy rules, postmarked or transmitted electronically to 1895 Bancorp of Wisconsin, Inc. at its principal executive offices, no later than 60 days before the anniversary of the previous year’s annual meeting. However, if next year’s annual meeting is held on a date that is more than 30 days from August 26, 2023, then notice must be provided by the later of 60 days prior to the date of the annual meeting or the tenth day following the day on which public announcement of the date of the annual meeting was first made.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF 1895 BANCORP OF WISCONSIN, INC.’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2021 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY OR BY CALLING (414) 421-8200.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

1895 Bancorp of Wisconsin, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2021 Annual Report are each available on the Internet at www.cstproxy.com/1895bancorpofwisconsin/2022.

By Order of the Board of Directors

/s/ Monica Baker
Monica Baker Corporate Secretary

Greenfield, Wisconsin

July 18, 2022

APPENDIX A

1895 BANCORP OF WISCONSIN, INC.

2022 EQUITY INCENTIVE PLAN

ARTICLE 1 — GENERAL

Section 1.1. Purpose, Effective Date and Term. The purpose of the 1895 Bancorp of Wisconsin, Inc. 2022 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of 1895 Bancorp of Wisconsin, Inc. (the “Company”), and its Subsidiaries, including PyraMax Bank, FSB (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan will be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan will remain in effect as long as Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately before the ten-year anniversary date of the Effective Date. Upon stockholder approval of the Plan, no further awards shall be granted under the 1895 Bancorp of Wisconsin, Inc. 2020 Equity Incentive Plan, which shall remain in existence solely for the purpose of administering outstanding grants.

Section 1.2. Administration. The Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”) in accordance with Section 5.1.

Section 1.3. Participation. Each individual who is granted or holds an Award in accordance with the terms of the Plan will be a Participant in the Plan (a “Participant”). The grant of Awards will be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4. Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1. General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan will be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee provides with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units, and any Award may be granted as a Performance Award.

Section 2.2. Stock Options. A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a) Grant of Stock Options. Each Stock Option will be evidenced by an Award Agreement that specifies: (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option that is intended to satisfy the requirements applicable to an “Incentive Stock Option” (or “ISO”) described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this

Plan will be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) will be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification will be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A). The maximum number of Shares that can be issued as ISOs under the Plan is set forth in Section 3.2 hereof.

(b) Other Terms and Conditions. A Stock Option will become exercisable in accordance with its terms and conditions and during the period(s) established by the Committee. In no event, however, will a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option may not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO may not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price will be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price (and if applicable, any tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be bought back by the Company without stockholder approval.

(d) Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards), replacement grants, or other means.

Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. A Restricted Stock Award is a grant of a share or shares of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a time-based vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award will be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards will be in the form of issued and outstanding shares of Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee determines, including electronically and/or solely on the books and records maintained by the transfer agent. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that the certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Restricted Stock (including that the Restricted Stock may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement) and/or that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(b) Terms and Conditions. Each Restricted Stock Award will be subject to the following terms and conditions:

(i) Rights and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. A Participant granted Restricted Stock will have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon provided, however, that dividends payable with respect to Restricted Stock Awards (whether paid in cash or shares of Stock) will be subject to the same vesting conditions applicable to the Restricted Stock and will, if vested, be delivered or paid at the same time as the restrictions on the Restricted Stock to which they relate lapse.

(ii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted will have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any of the shares of Restricted Stock shall be given by proxy or ballot if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes or, if the Participant is not the beneficial owner for voting purposes, by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company, as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock will not be tendered.

Section 2.4. Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award, the value of which is denominated in shares of Stock that will be paid in Stock, including Restricted Stock, cash (measured based upon the value of a share of Stock) or a combination thereof, at the end of a specified period. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Unit will be evidenced by an Award Agreement that specifies: (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Unit; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

(b) Other Terms and Conditions. Each Restricted Stock Unit Award will be subject to the following terms and conditions:

(i) The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market on which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii) The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing on the date of grant of the Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv) A Participant will have no voting rights with respect to any Restricted Stock Units. No dividends will be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if any, will be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5. Vesting of Awards. Unless the Committee specifies a different vesting schedule at the time of grant, time-based vested Awards under the Plan (other than Performance Awards) shall be granted with a vesting rate of twenty percent (20%) per year, with the initial installment vesting no earlier than the one-year anniversary of the date of grant. The Committee shall specify the vesting schedule or market or performance conditions of each Award at the time of grant, provided however, if no vesting schedule is specified, the Awards will cliff-vest at the end of a three-year performance period. Vesting shall accelerate in accordance with the provisions of Section 2.7 herein, to the extent set forth in the Award Agreement Notwithstanding anything to the contrary herein, at least ninety-five percent (95%) of the Awards available under the Plan shall vest no earlier than one (1) year after the date of grant, unless accelerated due to death, Disability, or an Involuntary Termination at or following a Change in Control.

Section 2.6. Deferred Compensation. Subject to approval by the Committee before an election is made, an Award of Restricted Stock Units may be deferred pursuant to a valid deferral election made by a Participant. If a deferral election is made by a Participant, the Award Agreement shall specify the terms of the deferral and shall constitute the deferral plan pursuant to the requirements of Code Section 409A. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available with respect to an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement or as set forth in an employment or severance agreement between the Company and/or a Subsidiary and the Participant, the following provisions will apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or for Cause, Stock Options shall be exercisable only as to the portion of the Award that was immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reason of Disability or death, any Service-based Stock Options shall be fully exercisable, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reason of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at the actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one (1) year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three (3) months following Termination of Service.

(d) In the event of Termination of Service due to Retirement, a Participant’s vested Stock Options will be exercisable for one (1) year following Termination of Service. No Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following Termination of Service due to Retirement. Any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(e) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(f) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement (“Holding Period”). In connection with the foregoing, a Participant may be required to retain direct ownership of Covered Shares until the earlier of (i) the expiration of the Holding Period following the date of vesting or (ii) such person’s termination of employment with the Company and any Subsidiary. The foregoing limitation, if applicable, shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (x) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (y) a Participant exercises a Stock Option by a net settlement, and in the case of (x) and (y) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1. Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2. Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 495,880 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 354,200 shares of Stock, which represents 10.0% of the number of shares issued in connection with the conversion of 1895 Bancorp of Wisconsin, MHC to stock form as the Company and the related stock issuance of the Company (the “Conversion”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 141,680 shares of Stock, which represents 4.0% of the number of shares issued in connection with the Conversion. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

(b) Computation of Shares Available. For purposes of this Section 3.2 and in connection with the granting of a Stock Option, Restricted Stock or Restricted Stock Unit, the number of shares of Stock available for the grant shall be reduced by the number of shares previously granted, subject to the following provisions of this Section 3.2(b). To the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (ii) shares of Stock are withheld to satisfy tax withholding upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the Exercise Price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Stock returned to satisfy tax withholding, rather than by the net number of shares of Stock issued.

Section 3.3. Limitations on Grants to Employees and Directors.

(a) Employee Awards.

(i) Stock Options—Employees. The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 88,550 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(ii) Restricted Stock Awards and Restricted Stock Units—Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 35,420 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(b) Director Award Limitations.

(i) Stock Options – Individual non-Employee Directors may be granted Stock Options representing the right to acquire up to 17,170 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted Stock Options representing the right to acquire up to 106,260 shares, all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(ii) Restricted Stock/Restricted Stock Units – Individual non-Employee Directors may be granted Restricted Stock and/or Restricted Stock Units representing up to 7,084 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may be granted Restricted Stock and/or Restricted Stock Units representing up to 42,504 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock and Restricted Stock Units under Section 3.2.

(iii) Initial Grants to Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary on the Effective Date of the 2022 Equity Incentive Plan shall automatically on the day following the Effective Date be granted an Award of Stock Options and Restricted Stock as follows:

(A) Stock Options – Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary immediately following the 2020 Special Meeting shall receive, on the day immediately following the Effective Date, a grant of seventeen thousand seven hundred ten (17,710) Stock Options and this amount represents approximately 5%, respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(B) Restricted Stock Awards – Non-Employee Directors. Each non-Employee Director who is in the Service of the Company and/or a Subsidiary immediately following the 2020 Special Meeting shall receive, on the day immediately following the Effective Date, a grant of seven thousand eighty-four (7,084) shares of Restricted Stock and this amount represents approximately 5%, respectively, of the maximum number of shares of Stock that may be delivered pursuant to Restricted Stock Awards under Section 3.2. These grants will vest at the rate of 20% per year, subject to acceleration in the event of death, Disability or an Involuntary Termination at or following a Change in Control.

(c) Awards Subject to Adjustment. The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4. Corporate Transactions.

(a) General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of any such Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of any such Awards for similar awards denominated in stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses or assets) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization), all as determined by the Committee before the consummation of the merger, consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. If the acquiring entity fails or refuses to assume the Company’s outstanding Awards, any Service-based Awards shall vest immediately at or immediately before the effective time of the merger, consolidation or other business reorganization. Any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) hereof at the time of the merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on that date. Unless another treatment is specified in the documents governing the merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and the value exchanged for outstanding shares of Stock in the merger, consolidation or other business reorganization.

Section 3.5. Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1. Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or determined by the Committee and set forth in an Award Agreement:

(a) At the time of an Involuntary Termination at or following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one (1) year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO if the Stock Option is exercised more than three (3) months following a termination of employment.

(b) At the time of an Involuntary Termination at or following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully vested immediately.

(c) In the event of an Involuntary Termination at or following a Change in Control, unless otherwise specified in the Award Agreement, any Performance Award will vest based on the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter.

Section 4.2. Definition of Change in Control. For purposes of this Plan, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a) Merger. The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership. There is filed, or is required to be filed, a report on Schedule 13D or another form or schedule (other than a Schedule 13G) required under Sections 13(d) or 14(d) of the Exchange Act, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Bank’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s Board of Directors or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each Director who is first elected by the Company’s Board of Directors or Bank’s board of directors (or first nominated by the Company’s Board of Directors or Bank’s board of directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the Directors who were

Directors at the beginning of the two-year period shall be deemed to have also been a Director at the beginning of such period or who is appointed as a Director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a Director at the beginning of such period; or

(d) Sale of Assets. The sale of all or substantially all of the assets of the Company or the Bank to any person, group or entity.

Notwithstanding the foregoing, if an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to the Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1. Administration. The Plan shall be administered by the Committee, which shall be composed of at least two Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2. Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee shall have the authority and discretion to select those persons who receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of the Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant if the exercise of such discretion would result in more than five percent (5%) of the aggregate awards under the Plan vesting in less than one year from the date of grant as provided for in Section 2.5 (excluding shares that vest in less than one year due to the Participant’s death, Disability or Involuntary Termination at or following a Change in Control), or to extend the time period to exercise a Stock Option, unless the extension is consistent with Code Section 409A.

(b) The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee shall have the authority to define terms not otherwise defined herein.

(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e) The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) (a “Blackout Period”) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC; and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that the extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3. Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan. The acts of the delegates shall be treated hereunder as acts of the Committee and the delegates shall report regularly to the Committee regarding the exercise of delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4. Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries will furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation will be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee any evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5. Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, will be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1. General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and the Board of Directors or the Committee may amend any Award Agreement, provided, however, that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award before the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2. Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or by the Financial Accounting Standards Board (the “FASB”) after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1. No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right, evidenced by an Award Agreement, to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in an Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2. Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of the transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of Immediate Family Members or to charitable organizations, and; provided, further, that the transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable, except in the event of death, before the time that the Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests in the Participant and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Section 7.3. Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless the disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4. Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (and any subsequent approval by the stockholders of the Company) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units and/or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5. Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.6. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7. Tax Withholding.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any Participant is subject to and conditioned on tax withholding obligations being satisfied by the Participant.

(b) Payment in Stock. The Committee may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 7.8. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or Subsidiary.

Section 7.9. Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10. Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11. No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12. Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Wisconsin without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Wisconsin shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13. Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14. Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision has never been included herein.

Section 7.15. Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given: (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; (b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or (c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Award Agreement.

Section 7.16. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. These events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17. Awards Subject to Company Policies and Restrictions.

(a) Clawback Policies. Awards granted hereunder are subject to any Clawback Policy maintained by the Company, whether pursuant to the provisions of Section 954 of the Dodd-Frank Act, implementing regulations thereunder, or otherwise. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person were subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(c) Hedging/Pledging Policy Restrictions. Awards under the Plan shall be subject to the Company’s policies relating to hedging and pledging as such may be in effect from time to time.

Section 7.18. Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price of a Stock Option and any applicable tax withholding requirements with respect to Stock Options shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19. Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS

In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

“Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement will be provided (or made available electronically) to each Participant.

“Board of Directors” means the Board of Directors of the Company.

“Cause” shall, with respect to any Participant, have the same meaning as “cause” or “for cause” (or any similar term) set forth in any employment, change in control, consulting, or other agreement for the performance of services or severance between the Participant and the Company or a Subsidiary or, in the absence of any such agreement or any such definition in an agreement, the term will mean termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Covered Shares” means any shares acquired by a Participant pursuant to an Award granted under this Plan, net of taxes and transaction costs. For these purposes, “taxes and transaction costs” include, without limitation: (i) shares retained by the Company to satisfy tax withholding requirements attributable to Awards, and (ii) any taxes payable by the Participant related to Awards that are in excess of the amounts withheld in accordance with clause “(i).”

“Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

“Disability.” If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” will have meaning set forth in that agreement. In the absence of such a definition, “Disability” will be defined in accordance with the Bank’s long-term disability plan. In the absence of a long-term disability plan or to the extent that an Award is subject to Code Section 409A, “Disability” or “Disabled” shall mean the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees, or (iii) has been determined to be disabled by the Social Security Administration. Except to the extent prohibited under Code Section 409A or other applicable law or regulation, the Committee shall have discretion to determine if a Disability has occurred.

“Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary for the past three (3) years; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in a manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or shares of Stock, as applicable, equal to the amount of dividends paid on a share Stock, as specified in the Award Agreement.

“Employee” means any person employed by the Company or a Subsidiary, including Directors who are employed by the Company or a Subsidiary.

“Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

“Good Reason.” A termination of employment by an Employee will be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the effective date of this Plan; or

(iv) in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

Notwithstanding the foregoing, in the event an Award is subject to Code Section 409A, then “Good Reason” shall be defined in accordance with Code Section 409A, including the requirement that a Participant gives 60 days’ notice to the Company or the Subsidiary for whom the Participant is employed of the Good Reason condition and the Company or Subsidiary, as applicable, will have 30 days to cure the Good Reason condition. Any distribution of an Award subject to Code Section 409A shall be subject to the distribution timing rules of Code Section 409A, including any delay in the distribution of such Award, which rules shall be set forth in the Award Agreement.

“Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) or (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) or (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) or (ii) above control more than fifty percent (50%) of the voting interests.

“Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee for Good Reason.

“Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

“Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) designated as a Non-Qualified Option; (ii) granted to a Participant who is not an Employee; or (iii) granted to an Employee but does not satisfy the requirements of Code Section 422.

“Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the certain items, including but not limited to the following: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify the performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

“Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

“Retirement” or “Retired” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after attainment of age 65. Notwithstanding anything herein to the contrary, if an Employee or Director has not had a Termination of Service as defined in this Plan, the Employee or Director shall not be deemed to have Retired for purposes of forfeiture of non-vested Awards, vesting in Awards or reducing the exercise period of Options issued hereunder.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended and the rules, regulations and guidance promulgated thereunder and modified from time to time.

“Service” means the uninterrupted provision of services as an Employee or Director of, or a Service Provider to, the Company or a Subsidiary, as the case may be, and includes service as a director emeritus or advisory director. Service will not be deemed interrupted in the case of (i) any approved leave of absence for military service or sickness, or for any other purpose approved by the Company or a Subsidiary, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, (ii) transfers among the Company, any Subsidiary, or any successor entities, in any capacity of Employee, Director or Service Provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director or Service Provider (except as otherwise provided in the Award Agreement).

“Service Provider” means any natural person (other than an Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or the Subsidiary and the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Stock” means the common stock of the Company, $0.01 par value per share.

“Stock Option” has the meaning ascribed to it in Section 2.2.

“Subsidiary(ies)” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, also means any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of, or Service Provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation of Service as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries. Unless the Committee determines otherwise, an Employee Participant shall not be deemed to have a Termination of Service if such Participant remains in the Service of the Company or a Subsidiary as a Service Provider.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six-month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. If any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

1895 BANCORP OF WISCONSIN, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically must be received by 11:59 p.m., Central Time, on August 25, 2022.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

1. Election of Directors	FOR all Nominees listed to the left	FOR all except as marked to contrary	WITHHOLD AUTHORITY to vote for all nominees
(1) Monica Baker (2) James Spiegelberg	☐	☐	☐

CONTROL NUMBER

Signature________________ Signature, if held jointly________________ Date________, 2022.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet— QUICK ï^ï^ï^- EASY IMMEDIATE—24 Hours a Day, 7 Days a Week—or by Mail to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you 1895 BANCORP OF marked, Votes submitted signed and electronically returned must your proxy be received card.    WISCONSIN, INC. by 11:59 p.m., Central Time, on August 25, 2022. INTERNET www.cstproxyvote – .com Log onto this website to vote your proxy. Have your proxy card available when you access the website. Follow the prompts to vote your shares. QR CODE – Use your mobile device to scan the QR code. Have your proxy card available. Follow the on-screen instructions to vote your proxy. PLEASE DO NOT RETURN THE PROXY CARD    IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY Please mark your votes    THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. like this X 1. Election of Directors FOR all FOR all WITHHOLD 2. Ratification of Wipfli LLP as FOR AGAINST ABSTAIN Nominees except as AUTHORITY independent registered public    listed to the marked to to vote for all    (1) Monica Baker left contrary nominees accounting firm for the year ending December 31, 2022. (2) James Spiegelberg 3. Approval of the 1895 Bancorp of FOR AGAINST ABSTAIN Wisconsin, Inc. 2022 Equity Incentive Plan. (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature__________________________________Signature, if held jointly________________________________Date___________, 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders The 2022 Proxy Statement and the 2021 Annual Report to Stockholders are available at    https://www.cstproxy.com/1895bancorpofwisconsin/2022 ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 1895 BANCORP OF WISCONSIN, INC.    The undersigned appoints directors David Ball, Darrell Francis, Richard Hurd, Joseph Murphy, John Talsky and Gary Zenobi, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of 1895 Bancorp of Wisconsin, Inc. held of record by the undersigned at the close of business on June 28, 2022 at the Annual Meeting of Stockholders of 1895 Bancorp of Wisconsin, Inc. to be held on August 26, 2022, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)